Accounting policies	12 Months Ended
Dec. 31, 2022
Accounting policies [Abstract]
Accounting policies
1.	Accounting policies

General information

Immunocore Holdings plc (the “Company”) is a public limited company incorporated in England and Wales and has the following wholly owned subsidiaries: Immunocore Limited, Immunocore LLC, Immunocore Commercial LLC, Immunocore Ireland Limited, Immunocore GmbH, and Immunocore Nominees Limited (collectively referred to as the “Group”).

The Company’s American Depositary Shares (“ADSs”) began trading on the Nasdaq Global Select Market under the ticker symbol “IMCR” on February 5, 2021, following its initial public offering (“IPO”). The IPO and concurrent private placement generated net proceeds of £210,985,000 after underwriting discounts, commissions and directly attributable offering expenses. In July 2022, the Company issued and sold a total of 3,733,333 ADSs and non-voting ordinary shares to certain institutional accredited investors and existing shareholders as a private investment in public entity (the “PIPE”) pursuant to a securities purchase agreement with such investors, generating proceeds of £116,812,000 ($140,000,000) before deductions for offering expenses of £388,000.

Prior to completion of the IPO, Immunocore Holdings Limited was incorporated in England and Wales on January 7, 2021. Following a subsequent corporate reorganization, Immunocore Holdings Limited became the ultimate parent company for the Group and was re-registered as a public limited company with the name Immunocore Holdings plc, the registrant. The corporate reorganization was accounted for as a business combination under common control and therefore, Immunocore Holdings plc is a continuation of Immunocore Limited and its subsidiaries. The corporate reorganization was given retrospective effect in the financial statements as at and for the years ended December 31, 2021 and 2020, and the financial statements represent the financial statements of Immunocore Holdings plc.

The principal activity of the Group is pioneering the development and sale of a novel class of TCR bispecific immunotherapies called ImmTAX – Immune mobilizing monoclonal TCRs Against X disease – designed to treat a broad range of diseases, including cancer, infectious and autoimmune diseases. Leveraging its proprietary, flexible, off-the-shelf ImmTAX platform, the Group is developing a deep pipeline in multiple therapeutic areas, including four clinical stage programs in oncology and infectious disease, advanced pre-clinical programs in autoimmune disease and multiple earlier pre-clinical programs.

In January and April 2022, the Group received approval from the U.S. Food and Drug Administration (“FDA”) and European Commission (“EC”), respectively, for its lead product, KIMMTRAK, for the treatment of unresectable or metastatic uveal melanoma (“mUM”). In June 2022, the UK’s MHRA, Health Canada, and the Australian Government Department of Health’s TGA have each approved KIMMTRAK for the treatment of HLA-A*02:01-positive adult patients with unresectable or mUM. KIMMTRAK is now approved in over 30 countries and we have commercially launched in the United States, Germany and France, among other territories, with further commercial launches underway in additional territories where we have received approval. The Group expects to obtain regulatory approval for KIMMTRAK in further territories in the next year.

Basis of preparation and statement of compliance

The consolidated Group financial statements as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020 have been prepared in accordance with International Financial Reporting Standards (collectively, “IFRS”) as issued by the International Accounting Standards Board.

The consolidated Group financial statements have been prepared under the historical cost basis, as modified by the recognition of certain financial instruments measured at fair value and are presented in sterling which is the Group’s presentation currency. All values are rounded to the nearest thousands, except where otherwise indicated.

Date of authorization

These consolidated financial statements were prepared at the request of the Board and were approved by the Board on March 1, 2023, and signed on its behalf by Dr Bahija Jallal, Chief Executive Officer of the Group.

Adoption of New Accounting Standards

There have been no recent new accounting standards that have had a material impact on these consolidated financial statements and no new standards issued but not yet effective that are expected to have a significant impact on the Group.

Going concern

The financial position of the Group, its cash flows and liquidity position and borrowing facilities are described in the primary statements and notes to these sets of financial statements.
The Group reported cash and cash equivalents of £332,539,000 and net current assets of £308,791,000 as at December 31, 2022, with an operating loss for the year the ended December 31, 2022 of £39,607,000. The negative operational cash flow was largely due to the Group’s continued focus on research, development, and clinical activities to advance preclinical and clinical programs within the Group’s pipeline. The Group generated net product and net pre-product revenue totalling £108,148,000 and £8,661,000 during the year ended December 31, 2022, respectively. In July 2022, the Group received £116,812,000 ($140,000,000) before deduction of attributable expenses of £388,000 following the PIPE.

In assessing the going concern assumptions, the Board has undertaken an assessment of the current business and strategy forecasts covering a three-year period, which includes anticipated KIMMTRAK revenue. In assessing the downside risks, the Board has also considered scenarios incorporating a range of revenue arising from KIMMTRAK sales. As part of considering the downside risks, the Board has considered the impact of the ongoing coronavirus 2019 (‘‘COVID-19’’) pandemic and other potential economic impacts including the war in Ukraine and related geopolitical tensions, as well as global inflation, capital market instability, exchange rate fluctuations, and increases in commodity, energy and fuel prices. The Board has concluded that while these may have a future impact on the Group’s business and implementation of its strategy and plans, it anticipates that any such impact will be minimal on clinical trials or other business activities over the period assessed for going concern purposes. As of the date of these financial statements, the Group is not aware of any specific event or circumstance that would require the Group to update its estimates, assumptions and judgments or revise the carrying value of its assets or liabilities. Actual results could differ from these estimates, and any such differences may be material to the Group’s financial statements.

Given the current cash position and the assessment performed, the Board believes that the Group will have sufficient funds to continue to meet its liabilities as they fall due throughout the forecast period outlined above and therefore, the Group has prepared the financial statements on a going concern basis. This scenario is based on the Group’s lower range of anticipated revenue levels. As the Group continues to incur significant expenses in the pursuit of its business strategy, including further commercialization and marketing plans for KIMMTRAK, additional funding will be needed before further existing clinical and preclinical programs may be expected to reach commercialization, which would potentially lead to additional operational cash inflows. Until the Group can generate revenue from product sales sufficient to fund its ongoing operations and further develop its pipeline, if ever, it expects to finance its operations through a combination of public or private equity offerings and debt financings or other sources, such as potential collaboration agreements, strategic alliances and licensing arrangements.

Critical accounting estimates and judgments

The preparation of the financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions. These judgments, estimates and assumptions affect the reported assets and liabilities as well as income and expenses in the financial period.

The estimates and associated assumptions are based on information available when the consolidated financial statements are prepared, historical experience and various other factors which are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising that are beyond the Group’s control. Hence, estimates may vary from the actual values.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or the period of revision and future periods if this revision affects both current and future periods.

Expected rebates and chargebacks

As outlined below in the “Product revenue, net” policy, the Group recognizes revenue net of estimated deductions for rebates and chargebacks.

Due to its short history of product sales having only recently received regulatory approval for its first product, the Group has limited directly comparable information of actual rebate claims or chargebacks, and the Group’s early sales information may have limited predictive value. The Group uses the expected value method to estimate expected rebate and chargeback percentages for revenue deductions, which considers the likelihood of a rebate or chargeback being applicable to sales. The proportion of sales subject to a rebate or chargeback, is inherently uncertain and the Group’s estimates are based on internal assumptions, which may change as the Group develops more product experience, and third-party data, which the Group assesses for reliability and relevance.

The Group is subject to state government Medicaid programs and other qualifying federal and state programs in the United States requiring rebates to be paid to participating state and local government entities, depending on the eligibility and circumstances of patients treated with KIMMTRAK after the Group has sold vials to specialty distributors. The Group is also subject to chargebacks from its specialty distributors under the 340B program in the United States, whereby qualifying hospitals are entitled to purchase KIMMTRAK at a lower price. For such sales, the Group’s specialty distributors charge back the difference between the wholesale acquisition cost and this lower price. Estimating expected rebate and chargeback percentages for revenue deductions is judgmental due to the time delay between the date of the sale to specialty distributors and the subsequent dates on which the Group is able to determine actual amounts of chargebacks and rebates. The Group forms estimates of 340B chargeback deductions by analyzing sell-through data relating to the hospital mix of onward sales made by specialty distributors. For Medicaid and other rebates, the Group forms estimates based on internal forecasts of the patient mix, information obtained from claims received and other industry data, and external health coverage statistics. Judgment is applied to consider the relevance and reliability of information used to make these estimates.

Judgment is also required in determining expected rebate percentages for the amount of the Group’s net pre-product revenue and product revenue in France. Rebates payable to the Economic Committee for Health Products (“CEPS”) under compassionate use, early access and commercial programs are subject to a high degree of estimation uncertainty. The Group’s estimate of these rebates represents the difference between the expected agreed price for the commercial sale of KIMMTRAK in France, which is subject to negotiation, and the initial price of tebentafusp and KIMMTRAK sold under early access and commercial programs until this price is agreed. Analysis of further legislative requirements, sales volumes and the expected benefit of KIMMTRAK to patients in France is also required in the assessment of rebates payable. The Group applies judgement to assess internal targets, pricing information of other therapies approved for sale in France, information obtained from price negotiations of KIMMTRAK in other countries, and information connected with KIMMTRAK’s safety profile when forming its estimated rebate deduction from revenue.

The Group also applies judgment when recording net product revenue in Germany by considering internal targets, KIMMTRAK’s benefit rating and the progress of negotiations to estimate the expected rebate percentages for the amounts payable on conclusion of the pricing process following recent legislative changes in the country.

The Group’s total accrued revenue deductions at December 31, 2022, including amounts of £22.5 million for the critical estimates subject to greater estimation uncertainty and judgments described above, were £25.5 million. These are included within Accruals in Trade and other payables and within Non-current accruals in the Consolidated statement of financial position at December 31, 2022.

A 20% increase or decrease in the Group’s estimates of expected rebate and chargeback percentages for amounts payable to governments or government agencies for the critical estimates described above would have resulted in a £4.5 million reduction or increase, respectively, in Total revenue from the sale of therapies reported in the Consolidated statement of loss for the year ended December 31, 2022. The Group believes its expected values of accruals reported in the Consolidated statement of financial position are materially appropriate; however, due to the uncertainties and judgements outlined above, it is possible eventual amounts could significantly differ to these estimates.

Other estimates and judgments

Management have made other judgements, estimates and assumptions in the preparation of financial statements that do not have as significant a risk of a material adjustment associated with them. These are noted below:

Percentage of completion for performance obligations satisfied over time

Revenue arising on performance obligations satisfied over time are recognized by estimating the percentage of completion which takes into consideration the estimated timelines required to satisfy these obligations and the time since program nomination. The timeline for a project is determined using historical data from previous arrangements and through discussions about each project’s plan and progress with project teams and joint steering committees. The measure of progress is therefore based on judgmental assumptions, which could be subject to adjustment in future periods. The Group believes these assumptions to be materially appropriate; however, they may change in future periods and it is possible that other factors may arise which cause estimates in future periods to significantly differ to both current and previous estimates.

Collaboration revenue recognition

Further judgements are made to:

•	determine whether promises contained within the collaboration agreements are distinct from the other promises in the contract;

•	assess whether milestones or other variable consideration should be included in the transaction price;

•	determine whether performance obligations are satisfied at a point in time or over time, and

•	identify and consistently apply an appropriate method of measuring progress for performance obligations satisfied over time for the purposes of revenue recognition.

Estimates and assumptions are also made regarding variable consideration included in the transaction price by estimating the most likely amount that will be received. Changes in this estimate would not impact revenue recognized in the period as this constraint is applied to estimated variable consideration to reduce such consideration to the amount which is not probable of being reversed.

Research and development costs

Research and development expenditure which does not meet the criteria for capitalization is expensed as incurred.  In preparing the financial statements, the Group may be required to estimate accrued research and development expenditure incurred, the most significant of which is that relating to ongoing clinical trials.  These estimates are based on reviews of open contracts, reports provided by the contract research organizations (CROs) and internal reviews to estimate the level of service performed and the associated cost incurred for those services when the Group has not yet been invoiced or otherwise notified of the actual cost. The majority of CROs invoice the Group monthly in arrears for services performed or when contractual milestones are met; however, the level of suppliers for which this is not applicable can be material. The Group makes estimates of accrued expenses as of each statement of financial position date in our financial statements based on facts and circumstances known at that time. The Group confirms the accuracy of estimates with the CROs at the end of each reporting period and adjusts these if necessary.

The financial terms agreed with the CROs are subject to negotiation, vary from contract to contract and may result in uneven payment flows. There may be instances in which payments made to the CROs will exceed the level of services provided and result in either a prepayment of the research and development expenses or, where the payments are repaid back to the Group at the end of the clinical trial, a non-current financial asset. In accruing clinical trial expenses, the Group estimates the time period over which services will be performed and the level of effort to be expended in each period. If the actual timing of the performance of services or the level of effort varies from the estimate made, the accrual or prepayment expense is adjusted accordingly.

Lease liability discount rate

Since the rate implicit in the lease is not readily determinable the Group uses incremental borrowing rates based on indicative borrowing rates that would be available based on the value, currency and borrowing term provided by financial institutions, adjusted for company and market specific factors.  This incremental borrowing rate is the rate of interest that would have to be paid to borrow on a collateralized basis on an amount equal to the lease payments over a similar term in a similar economic environment, based on the information available at commencement date in determining the discount rate used to calculate the present value of lease payments.  Although the Group does not expect its estimates of the incremental borrowing rates to generate material differences within a reasonable range of sensitivities, judgement is involved in selecting an appropriate rate, and the rate selected for each lease will have an impact on the value of the lease liability and corresponding right-of-use asset in the statement of financial position.

Valuation of share options

The Group operates equity-settled, share-based compensation plans whereby certain of our employees and directors are granted awards over the shares in our company. The grant date fair value of awards granted under these share-based compensation plans is calculated using the Black Scholes valuation model for grants since the Company’s IPO, which closed on February 9, 2021. From this point, the Company’s share price has been publicly available as an input to the Black Scholes model. For awards prior to our IPO, both the Black Scholes and the Back Solve valuations models were used.

The valuation models used require the input of subjective assumptions, including assumptions about the expected life of share-based awards and share price volatility, which are used to determine the fair value of the Group’s ordinary shares. These assumptions used represent management’s best estimates at the time of grant, but such estimates involve inherent uncertainties and the application of judgment. The expected life assumption is based on the Group’s assessment of the time within which participants are expected to exercise options, which requires consideration of employee groups, expected employee service, and other internal factors, and the degree to which these are expected to shorten the life of options in comparison to contractual expiry dates. The volatility assumption is based on the historical data of a comparator group of companies. While the Group has assessed that these estimates result in share-based payment accounting that is materially appropriate within a reasonable range of sensitivities, applying different assumptions could result in a significantly different expense being recognised in the Consolidated Statement of Comprehensive Loss. Further judgmental assumptions around options expected to vest and the valuation of option modifications also significantly impact the share-based compensation charge associated with granted options.

Significant accounting policies

Basis of consolidation

The consolidated financial statements comprise the financial statements of the Company and its subsidiaries as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020. A subsidiary is an entity controlled, directly or indirectly, by Immunocore Holdings Plc. Control is regarded as the exposure or rights to the variable returns of the entity when combined with the power to affect those returns. The financial results of subsidiaries are consolidated from the date control is obtained until the date that control ceases.

Segment reporting

The Group operates in one operating segment. The Group’s chief operating decision maker (the, “CODM”), its Chief Executive Officer, manages the Group’s operations on an integrated basis for the purposes of allocating resources. The Group is registered in four geographic regions: the United Kingdom, the Republic of Ireland, Switzerland and the United States. Substantially all of the Group’s assets are held in the United Kingdom.

Foreign currencies

Transactions in foreign currencies are translated to the Group companies’ functional currencies at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the statement of financial position date are retranslated to the functional currency at the foreign exchange rate ruling at that date. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction. Non-monetary assets and liabilities denominated in foreign currencies that are stated at fair value are retranslated to the functional currency at foreign exchange rates ruling at the dates the fair value was determined. Foreign exchange differences arising on translation are recognized.

On consolidation, the assets and liabilities of foreign operations, are translated to the Group’s presentational currency, sterling, at foreign exchange rates ruling at the reporting date. The revenues and expenses of foreign operations are translated at an average rate for the year where this rate approximates to the foreign exchange rates ruling at the dates of the transactions. Foreign exchange differences arising on retranslation are recognized in other comprehensive income.

Product revenue, net

Product revenue, net, relates to the sale of KIMMTRAK following marketing approval. The Group recognizes revenue at the point in time that control transfers to a customer, which is typically on delivery. The Group also operates under consignment arrangements where control passes when the Group’s distributor takes KIMMTRAK out of consignment inventory. The amount of revenue recognized under its arrangements reflects the consideration to which the Group expects to be entitled to, net of estimated deductions for rebates, chargebacks, levies, other customer fees and product returns. Estimated revenue deductions are updated at the end of each reporting period using the latest available data. The Group considers whether any part of amounts expected to be received should be constrained to ensure that it is highly probable that a significant reversal in the cumulative revenue recognized will not occur. Estimating such deductions involves judgments which are detailed further above under “Critical accounting estimates”.

The Group’s main customers in the United States and Europe are its distributors. These distributors are invoiced at contractual list prices with standard payment terms typically between one and two months. When the Group has the right to offset chargebacks against trade receivables and the parties have agreed to settle the payments net, chargebacks are recorded as a reduction in trade receivables. Other chargebacks, rebates and deductions are recognized as an accrual in the consolidated statement of financial position.

The Group’s customers are hospitals and healthcare providers in certain countries, where KIMMTRAK is sold through an agent acting on the Group’s behalf.

Pre-product revenue, net

Pre-product revenue, net, relates to the sale of tebentafusp under a compassionate use and an early access program in France up to September 2022. These programs provided patients with access to tebentafusp before KIMMTRAK became available as a marketed product in France. Pre-product revenue is recognized on delivery of tebentafusp to healthcare providers, which is the point in time when control is transferred. Such revenue is recognized net and represents the prices set by the Group that are expected to be retained after estimated deductions and to the extent that it is highly probable that a significant reversal of revenue will not occur. These variable estimated deductions include both an estimate of government rebates and levies payable, and an estimate of returns in the case of expiry, damage or other instances. The total rebate payable by the Group is dependent on the outcome of price negotiations with the French government, and the Group makes an estimate of these amounts payable each reporting period based on available pricing information and the applicable regulations. Returns are estimated based on industry trends and information provided by the Group’s distributors.

The estimates for rebates and returns deducted from pre-product revenue are recorded in the period the related pre-product revenue is recognized and are classified under Accruals within Trade and other payables in the Consolidated Statement of Financial Position. Costs of pre-product revenue are expensed when incurred and include costs associated with previous manufacturing of tebentafusp and other third-party selling expenses. Previous manufacturing costs were recognized in Research and development expenses at the time, and third-party selling expenses are recognized within Selling and administrative expenses.

Cost of product revenue

Cost of product revenue represents production costs including raw materials, external manufacturing costs, and other costs incurred in bringing inventories to their location and condition prior to sale. Due to the Group’s manufacturing arrangements, overheads and internal costs of product revenue are minimal. Further information on Cost of product revenue is included within the ‘Inventories’ policy below.

Collaboration revenue

Revenue arises primarily under the Group’s collaboration agreements, which are reviewed and assessed in line with the five-step framework established by IFRS 15 “Revenue from Contracts with Customers”. The Group considers the promises contained within the collaboration agreements and uses judgment to determine whether those promises are distinct from the other promises in the contract. In addition, the Group uses judgment to determine whether milestones or other variable consideration should be included in the transaction price, whether performance obligations are satisfied at a point in time or over time, and for performance obligations satisfied over time, the appropriate method of measuring progress for the purposes of revenue recognition.

Within these collaboration agreements, the Group grants licensing rights and access to the Group’s technology to develop specified targets and commercialize future product candidates for specified targets defined in the respective collaboration agreements, in addition to research and development services, participation on a joint steering committee and the option to obtain exclusive rights to the associated intellectual property license either through the collaborator exercising an option to do so, or at the Group’s election. In each of the collaboration agreements, these promises are combined with each relevant target as one combined performance obligation, because the promises are mutually dependent and the collaborator is unable to derive significant benefits from its access to these targets for their intended purpose without receipt of the remaining promises, which are highly specialized and cannot be performed by other organizations. These single combined performance obligations are satisfied over time and deemed fully satisfied when the collaborator is contractually entitled to benefit from the exclusive rights to the associated intellectual property license either through the collaborator exercising an option to do so or at the Group’s election. This occurs at different stages of the research and development process within each of the collaboration agreements and is set out in Note 2. Once the collaborator has obtained exclusive rights to the associated intellectual property, the Group has no further contractual obligations relating to the performance obligation and accordingly the performance obligation is deemed satisfied and complete at this point. The Group accounts for each target under collaboration agreements as having one combined performance obligation with the mutually dependent rights noted above.

Where the Group receives development milestones at key inflection points specified within the collaboration agreements, these are considered variable consideration and are assessed at contract inception and each subsequent reporting period and not recognized in the transaction price until it is highly probable that the recognition of such revenue will not be reversed.  The Group determines the variable consideration to be included in the transaction price by estimating the most likely amount that will be received and then applying a constraint to reduce the consideration to the amount which is not probable of being reversed. The determination of whether a milestone is probable includes consideration of the following factors:

•
whether achievement of a development milestone is highly susceptible to factors outside the entity’s influence, such as milestones involving the judgment or actions of third parties, including regulatory bodies or the customer;

•	whether the uncertainty about the achievement of the milestone is not expected to be resolved for a long period of time;

•	whether the Company can reasonably predict that a milestone will be achieved based on previous experience; and.

•	the complexity and inherent uncertainty underlying the achievement of the milestone.

Any development milestone revenue adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment.

Under collaboration agreements, depending on the terms, the Group may also receive commercialization milestones and royalties. These amounts have not been included within the transaction price as of December 31, 2022, 2021 and 2020 because they are sales-based royalties which will be recognized when the subsequent sale occurs.

Revenue is recognized as the programs progress through the various stages of research and development using an estimate of percentage completion which takes into consideration the estimated timelines required to satisfy the performance obligation and the time taken since program nomination.  The determination of the percentage of completion requires the estimation of when the performance obligation will be completed, and this is reviewed and re-assessed quarterly, typically by the joint steering committee for the contract, based on the latest project plan and discussions with project teams and will consider progress achieved to date, historical experience on similar programs and other internal factors as may be available. If a change in facts or circumstances occurs, the estimate of percentage completion is adjusted, and revenue recognized based on the revised estimate.

The difference between the cumulative revenue recognized based on the previous estimate and the revenue recognized based on the revised estimate is recognized as an adjustment to revenue in the period in which the change in estimate occurs.

Under certain collaboration agreements, research and development costs incurred either in excess of a defined amount, or in accordance with a cost sharing agreement, are reimbursed. These amounts are considered variable consideration and are assessed at contract inception and each subsequent reporting period and not recognized in the transaction price until it is highly probable that the recognition of such revenue will not be reversed. The Group determines the variable consideration to be included in the transaction price by estimating the expected value that will be received and then applying a constraint to reduce the consideration to the amount which is highly probable of not resulting in a significant reversal in the cumulative amount of revenue recognized. The determination of whether reimbursed costs are highly probable to not be reversed includes the following:

•	past history and experience with similar contracts.
•	unexpected fluctuations in planned spend.
•	changes to project timelines

The Group’s collaboration revenue arrangements have standard payment terms and do not contain a significant financing component.

Further information about judgements involved in the Group’s revenue recognition are described further above in this note under the section ‘Percentage of completion for performance obligations satisfied over time’ within the ‘Other estimates and judgments’ section.

Deferred revenue

The Group’s deferred revenue primarily relates to the collaboration agreements outlined above.
Deferred revenue is classified as current when the Group expects to recognize revenue within a year from the balance sheet date, and non-current when the period of revenue recognition is expected to be longer than a year from the balance sheet date.

The Group recognizes deferred revenue when the amount of unconditional consideration is in excess of the value of satisfied, or part satisfied, performance obligations.
Changes in deferred revenue typically arise due to:
•	adjustments arising from a change in the estimate of when the performance obligation will have been completed.
•	a change in the estimate of the transaction price due to changes in the assessment of whether variable consideration is constrained because it is not considered probable of being received; and
•	the recognition of revenue.

The Group also has deferred product revenue following a non-refundable upfront receipt from Medison Pharma under an amended agreement entered into in November 2022. The Group determined that this receipt relates to the distribution of KIMMTRAK in South America and assessed there is a single performance obligation to provide KIMMTRAK to Medison for onward sale under exclusive distribution license. The deferred revenue is expected to be released with the sale of products following regulatory approval in the territory.

Trade Receivables

Trade receivables include amounts invoiced or contractually accrued where only the passage of time is required before payment is received under the Group’s collaboration agreements and other revenue arrangements. Trade receivables are assessed for impairment using the simplified approach under IFRS 9, Financial Instruments, which requires lifetime expected losses to be recognized with the initial recognition of the receivable. As of December 31, 2022, the amount of expected credit losses is not material.

Inventories
Inventories include finished goods manufactured for commercial sale, items in the process of being manufactured for commercial sale, and the materials to be used in the manufacturing process. The principal costs in manufacturing the Group’s inventories are raw materials, external manufacturing costs, and other costs incurred in bringing inventories to their location and condition prior to sale.

Inventories are measured at weighted average cost and presented as assets in the Consolidated Statement of Financial Position to the extent that they are recoverable. Inventories are stated at the lower of cost and net realizable value, and the Group assesses whether an expense should be recognized to write down inventory values at each reporting period. Where this expense relates to inventories sold following marketing approval of KIMMTRAK, the Group recognizes the expense within Cost of product revenue. Approximately £409,000 of  manufacturing costs associated with KIMMTRAK sold in the year ended December 31, 2022 were previously recognised in Research and development expenses as the vials were not originally manufactured for sale in the ordinary course of business. There are approximately £690,000 of such manufacturing costs previously recognized in Research and development expenses associated with our inventory on hand at December 31,2022, and the Group expects to sell the majority of these vials in 2023. While Cost of product revenue may increase in future periods, due to the low costs involved in manufacturing KIMMTRAK, inventory costs and Cost of product revenue are not material at this time.

After regulatory submission and prior to receiving marketing approval, the Group recorded the expense for prelaunch inventory expected to be sold in the ordinary course of business within Research and development expenses. Reversals of previous write-downs of inventories are recognized within Cost of product revenue or Research and development expenses, depending on where the write-down was originally recognized.

Research and development costs

Research and development expenditure is expensed as incurred.  The Group makes estimates of accrued expenses as of each statement of financial position date based on facts and circumstances known at that time. There may be instances in which payments made to CROs or other parties will exceed the level of services provided and result in either a prepayment of the research and development expenses or, where the payments in substance represent deposits to be repaid back to the Group at the end of the clinical trial, a non-current financial asset. In accruing clinical trial expenses, the Group estimates the time period over which services will be performed and the level of effort to be expended in each period. If the actual timing of the performance of services or the level of effort varies from the estimate made, the accrual or prepayment expense is adjusted accordingly.

Share-based payments
The Group operates equity-settled, share-based compensation plans whereby certain employees of the Group are granted equity awards in the Company. The grant date fair value of these employee share plan awards are calculated using the Black Scholes valuation model for awards granted following the Group’s IPO, which closed on February 9, 2021, and for awards prior to IPO, both the Black Scholes valuation model and the Back Solve valuation model. The resulting cost is recognized in the Consolidated Statement of Loss over the vesting period of the awards, which is the period in which the services are received. The value of the charge is adjusted to reflect actual levels of awards vesting, except where the failure to vest is as a result of not meeting a market condition in the case of certain awards prior to our IPO.

The various assumptions used in determining the grant date fair value of the awards and the resulting cost recognized in the profit and loss account are set out in Note 19. Further information about the judgements involved in forming these assumptions is also described further above under ‘Valuation of share options’ within the ‘Other estimates and judgments’ section.
Taxation

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. Given the wide range and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded. The U.K. Research and Development Tax Credit calculation incorporates an estimate of employee time spent on qualifying research and development activities which are reviewed and updated annually.

Tax on the loss for the year comprises current and deferred tax. Tax is recognized in the profit and loss account, except to the extent that it relates to items recognized directly in equity, in which case it is recognized directly in equity.

Current tax is provided at the amounts expected to be paid applying tax rates that have been enacted or substantively enacted by the statement of financial position date. Current tax includes tax credits, which are accrued for the period based on calculations that conform to the U.K. Research and Development Tax Credit scheme applicable to Small and Medium sized Enterprises. Research and development costs which are not eligible for reimbursement under this scheme, such as expenditure incurred on research projects for which we receive income, are considered for reimbursement under the U.K. R&D expenditure credit (“RDEC”) scheme.

Deferred tax is provided in full, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets are recognized to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilized. Deferred tax is provided on temporary differences arising on investment in subsidiaries, associates and joint ventures, except where the timing of the reversal of the temporary difference can be controlled and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax is provided using rates of tax that have been enacted or substantively enacted by the statement of financial position date.

Leases

The Group’s right of use assets and lease liabilities associated with leases for leasehold properties are recognized at lease commencement date based on the present value of minimum lease payments over the lease term.

The Group assesses whether a contract is or contains a lease at inception of the contract. The Group recognizes a right of use asset and a corresponding lease liability with respect to all lease arrangements in which it is the lessee, except for short-term leases (defined as leases with a lease term of 12 months or less) and leases of low value assets. For these leases, the Group recognizes the lease payments as an operating expense on a straight-line basis over the term of the lease.

The right-of-use assets comprise leasehold property and reflect the initial measurement of the corresponding lease liability, lease payments made at or before the commencement day and any initial direct costs less lease incentives that may have been received. They are subsequently measured at cost less accumulated depreciation, impairment losses and remeasurements of the underlying lease liability. Depreciation is charged to the profit and loss account on a straight-line basis over the expected life of each lease agreement. The Group assesses at each reporting date whether the right-of-use assets are impaired.

The lease liability is initially measured at the present value of the lease payments that are not paid at commencement date. Where the terms of the lease agreement include increases to the rent charge, the minimum guaranteed increase is included in the lease liability. They are subsequently measured by increasing the carrying amount to reflect interest of the lease liability (using the effective interest method) and by reducing the carrying amount to reflect the lease payments made. The lease liability will also be remeasured to reflect changes in the underlying lease agreement such as the expected lease length.

Since the rate implicit in the lease is not readily determinable the Group uses incremental borrowing rates based on indicative borrowing rates that would be available based on the value, currency and borrowing term provided by financial institutions, adjusted for company and market specific factors. This incremental borrowing rate is the rate of interest that would have to be paid to borrow on a collateralized basis on an amount equal to the lease payments over a similar term in a similar economic environment, based on the information available at commencement date in determining the discount rate used to calculate the present value of lease payments.

The Group previously entered into sub-lease arrangements which were assessed at inception. For operating leases, the associated income is recognized in the profit and loss account on a straight-line basis over the term of the lease.

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Where parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items of property, plant and equipment. The Group assesses at each reporting date whether property, plant and equipment is impaired.

Depreciation is charged to the profit and loss on a straight-line basis over the estimated useful lives of each item of property, plant and equipment. The estimated useful lives are as follows:

•	Leasehold improvements	-	over the expected lease term
•	Plant and equipment	-	3 to 5 years
•	Right-of-use assets	-	over the expected lease term

Depreciation methods, useful lives and residual values are reviewed at each financial year end and adjusted prospectively where applicable.

Impairment of non-financial assets
Non-financial assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognised for the amount by which the asset’s carrying amount exceeds its recoverable amount. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units).

Intangible assets

Acquired intangible assets under development are recognized at their cost and evaluated for impairment annually and when indicators of potential impairment are present.

Cash and cash equivalents

Cash and cash equivalents comprise cash balances and short-term money market funds with an original maturity of less than three months.

Loans and borrowings

Loans and borrowings are classified as financial liabilities and are initially recorded at fair value minus transaction costs directly attributable to the issue of the loan. After initial recognition, any such loans and borrowings are measured at amortized cost using the effective interest method, with the amortization recognized in finance costs. Embedded derivatives identified under loan arrangements are assessed for their potential to be material or to give rise to a derivative liability, and separately recognized where the Group determines these possibilities may reasonably be expected to occur.

The Group entered into a long-term loan under an agreement with Pharmakon in November 2022, which is classified as a non-current liability at December 31, 2022. The Group previously had a loan with Oxford Finance which was repaid in November 2022.

Fair value measurements

Where financial and non-financial assets and liabilities are measured at fair value, the Group uses appropriate valuation techniques for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

•	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

•	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the changes have occurred. The carrying amount of cash and cash equivalents, trade receivables, short and long-term deposits, trade payables, accruals and other current liabilities in the Group’s consolidated statement of financial position approximates their fair value because of the short maturities of these instruments.